Exhibit 99.1
                                                ------------

Price Waterhouse


Report of the Auditors

To the Members of
Intabex (Malawi) Limited


We have examined the accounting records of Intabex
(Malawi) Limited and the financial statements as of 31 Much 1995, 1996 and 1997 (not included separately herein) in accordance with approved auditing standards, and in accordance with approved auditing standards generally accepted in the United States of America.

In our opinion, the financial statements comply with Malawi accounting standards, have been properly prepared in accordance with provisions of the Companies Act, Cap.46:03 and give a true and fair view of the state of affairs of the company and of its associated companies at 31 March 1995,1996 and l997 and of their results and cash flows for the years then ended so far as concerns the members of the company.


/s/  Price Waterhouse

Certified Public Accountants

Lilongwe

7 May 1997

                                                Exhibit 99.2
                                                ------------


Price Waterhouse


AUDITORS' REPORT

To the Members of

INTERNATIONAL TOBACCO (MALAWI) LIMITED

We have examined the accounting records of International Tobacco (Malawi) Limited and the financial statements as of 31 March 1997, 1996 and 1995 (not included separately herein) in accordance with approved auditing standards and in accordance with auditing standards generally accepted in the United States of America.

In our opinion the financial statements comply with Malawi accounting standards, have been properly prepared in accordance with the provisions of the Companies Act Cap. 46:03 and give a true and fair view of the state of affairs of the company and of the group at 31 March 1997, 1996 and 1995 and of their results and source and application of funds
(cash flows) for the years then ended.



/s/  Price Waterhouse

CERTIFIED PUBLIC ACCOUNTANTS

BLANTYRE

11 April 1997

                                                Exhibit 99.3
                                                ------------


Price Waterhouse

AUDITORS' REPORT

To the Members of

INTERNATIONAL TIMBERS LIMITED

We have examined the accounting records of International Timbers Limited and the financial statements as of 31 March 1997, 1996 and 1995 (not included separately herein) in accordance with approved auditing standards and in accordance with auditing standards generally accepted in the United
States of America.

In our opinion the financial statements comply with Malawi accounting standards, have been properly prepared in accordance with the provisions of the Companies Act Cap. 46:O3, and give a true and fair view at the state of the company's affairs at 31 March
1997, 1996 and 1995 and of its results and source and application of funds (cash flows) for the years then ended.


/s/  Price Waterhouse


CERTIFIED PUBLIC ACCOUNTANTS

BLANTYRE

11 April 1997

                                                Exhibit 99.4
                                                ------------

   NANAYAKKARA  &  CO.
   (CHARTERED ACCOUNTANTS)

AUDITORS REPORT

TO THE MEMBERS OF INTABEX LANKA LIMITED
---------------------------------------

We have examined the Balance Sheets ( Not included separately herein) of INTABEX LANKA LIMITED, as at 31st March 1997, 1996 and 1995 the Profit and Loss
Accounts, the Statements of cash flow for the years then ended and the related Notes there to

 Our examinations were made in accordance with Sri
Lanka Auditing Standards. We have obtained all the information and explanations which to the best of our knowledge and belief were necessary for purpose of our Audits.

In our opinion, so far as appears from our examinations, proper books of account have been maintained by the Company and to the best of our information and according to explanations given to us, the said Balance Sheets, Profit and Loss
Accounts and the Statements of Cash Flow which are in agreement therewith, read together with Notes referred to therein:

    a)  Provide the information required by the
        Companies Act No. 17 of 1982, and,

    b) Respectively give a true and fair view of the state of the Company's affairs as at 31st March, 1997, 1996 & 1995 and of its Profit/Loss, and Cash
        Flow for the years then ended, in conformity with International and generally accepted accounting principles applied on a basis consistent with that of the preceding year.

We further report that according to information available to us, no Director of the Company is directly or indirectly interested in a contract with the Company.

COLOMBO                 /s/NANAYAKKARA & CO.,
DATE:  10/6/97             CHARTERED ACCOUNTANTS.

                                                Exhibit 99.5
John A. Geddes                                  ------------
Chartered Accountant
Place Rouppe 16
1000 BRUSSELS

             AUDITOR'S REPORT TO THE SHAREHOLDERS
             ------------------------------------
                OF "INTABEX TRADING LIMITED"
                ---------------------------

I have audited the financial statements of lntabex
Trading Limited for the years ended March 31, 1997 and 1996 (not included separately herein) which have been prepared under the historical cost convention and the accounting policies set out in the notes thereto.

Respective responsibilities of directors and auditors
-----------------------------------------------------
The company's directors are responsible for the preparation of financial statements. It is my responsibility to form an independent opinion, based on my audits, on those statements and to report my opinion to you.

Basis of opinion
----------------
I conducted the audits in accordance with United
States generally accepted Auditing Standards. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgments made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

I planned and performed my audits so as to obtain all the information and explanations which I considered necessary in order to provide myself with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming my opinion I also evaluated the overall adequacy of the presentation of information in the financial statements.

Opinion
-------
In my opinion the financial statements, whose balance sheets show total assets of $25,215,866
(1997) and $16,977,868 (1996), with a profit of
$376,748 (1997) and a loss of  $363,984 (1996) and
which are drawn up in conformity with United States generally accepted accounting principles, present fairly the state of the company's affairs as at March 31, 1997 and 1996 and of its profit/loss for the periods then ended.

/s/  John A. Geddes
Chartered Accountant
1O April 1997

                                                Exhibit 99.6
                                                ------------

               K P M G     Fernandez, Santos & Lopez

                           Report of Independent Auditors

The Board of Directors and Stockholders
Maersk-Filipinas Inc.
900 Romualdez Street,
Ermita, Manila

We have audited the balance sheets of Maersk-Filipinas
Inc. as of December 31, 1996, 1995 and 1994, and the related statements of income, shareholders' equity and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management.
Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the Philippines, which are generally the same as those in the United States.
Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Maersk-Filipinas Inc. as of December 31, 1996, 1995 and 1994, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996 in conformity with generally accepted accounting principles in the Philippines.


/s/ Fernandez, Salos & Lopez
City of Makati
Philippines
April 24,1997

                                                Exhibit 99.7
                                                ------------

                    K P M G Fernandez, Santos & Lopez


                            Report of Independent Auditors

The Board of Directors and Stockholders
Mercantile-Filipinas Inc.
900 Ramualdez Street,
Ermita, Manila


We have audited the balance sheets of Mercantile-
Filipinas Inc. as of December 31, 1996, 1995 and 1994, and the related statements of income, shareholders' equity and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the Philippines, which are generally the same as those in the United States.
Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mercantile-Filipinas Inc. as of December 31, 1996, 1995 and 1994, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996 in conformity with generally accepted accounting principles in the Philippines.


/s/ Fernandez, Salos & Lopez
City of Makati
Philippines
April 24, 1997

                                                Exhibit 99.8
                                                ------------

                  K P M G Fernandez, Santos & Lopez

                          Report of Independent Auditors

The Board of Directors and Stockholders
Maersk-Filipinas Crewing, Inc.
900 Romualdez Street,
Ermita, Manila

We have audited the balance sheets of Maersk-Filipinas
Crewing, Inc. as of December 31, 1996, 1995 and 1994, and the related statements of income, shareholders' equity and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express and opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the Philippines, which are generally the same as those in the United States.
Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Maersk-Filipinas Crewing Inc. as of December 31, 1996, 1995 and 1994, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996 in conformity with generally accepted accounting principles in the Philippines.


/s/ Fernandez, Salos & Lopez
City of Makati
Philippines
April 24,1997

                                                Exhibit 99.9
                                                ------------
                 K P M G Fernandez, Santos & Lopez

                         Report of Independent Auditors

The Board of Directors and Stockholders
Mercantile Ocean Maritime Co. (Filipinas) Inc.
900 Romualdez Street,
Ermita, Manila

We have audited the balance sheets of Mercantile Ocean
Maritime Co. (Filipinas) Inc. as of December 31, 1996,
1995 and 1994, and the related statements of income, shareholders' equity and cash flows for each of the three years in the period ended December 31, 1996.
These financial statements are the responsibility of the Company's management. Our responsibility is the express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the Philippines, which are generally the same as those in the United States.
Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mercantile Ocean Maritime Co.
(Filipinas) Inc. as of December 31, 1996, 1995 and
1994, and the results of its operations and its cash for each of the three years in the period ended
December 31, 1996 in conformity with generally accepted accounting principles in the Philippines.


/s/ Fernandez, Salos & Lopez
City of Makati
Philippines
April 24, 1997

                                                Exhibit 99.10
                                                -------------
        K P M G Peat Marwick

                Auditors' Report on the Annual Accounts

To the Shareholders of
        Fomento del Comercio del Cafe', S.A.

We have audited the annual accounts (not included separately herein) of Fomento del Comercio del Cafe, S.A. (the Company) which comprise the balance sheets at December 31, 1996, 1995, 1994 and 1993, the related statement of profit and loss for the years then ended and the notes thereto, the preparation of which is the responsibility of the Company's Board of Directors.
Our responsibility is to express an opinion on the annual accounts taken as a whole, based on our examination, which was conducted in accordance with generally accepted auditing standards in Spain, which do not differ in any material respects from generally accepted auditing standards in USA, and which require examining , on a test basis, evidence supporting the amounts in the annual accounts and assessing the appropriateness of their presentation, of the accounting principles applied and of the estimates employed.

In our opinion, these annual accounts present fairly, in all material respects, the shareholders' equity and financial position of Fomento del Comercio del Cafe, S.A. at December 31, 1996, 1995, 1994 and 1993 and the
results of its operations and source and application of funds for the years then ended, and contain sufficient information necessary for their adequate interpretation and understanding, in accordance with generally accepted accounting principles in Spain applied on a basis consistent with that of the preceding year.

The Directors' reports for 1996, 1995, 1994 and 1993
(not included separately herein) contains such explanations as the Directors consider relevant to the situation of the Company, the evolution of its business and other matters, and are not an integral part of the annual accounts. We have verified that the accounting information contained therein is consistent with that disclosed in the respective annual accounts. Our work as auditors is limited to the verification of the Directors' reports within the scope described in this paragraph and does not include a review of information other than that obtained from the Company's accounting records.

/s/  Peat Marwick y Cia

/s/  Hilario Albarracin Santa Cruz

March 14, 1997

                                                Exhibit 99.11
                                                -------------

                Price Waterhouse

                     Report of Independent Accountants

May 8, 1997

To the Board of Directors and
Stockholders of
Domitab, S.A.

We have audited the balance sheets (not included separately herein) of Domitab, S.A. as of March 31, 1997, 1996 and 1995, and the related statements of income, shareholder's equity (accumulated loss) and cash flows (not included separately herein) for the three years in the period ended March 31, 1997 ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Domitab, S.A. at March 31, 1997, 1996 and 1995, and the results of its operations and its cash flows for the three years in the period ended March 31, 1997 in conformity with generally accepted accounting principles in the Dominican Republic.



/s/ Price Waterhouse

                                                Exhibit 99.12
                                                -------------
                           SEGEC
                           AUDIT
                REPORT OF INDEPENDENT AUDITORS

Board of Directors
SCBE,

    As the legal closing date of the accounts of SCBE is the 31st December, we certified the accounts as of December 31, 1996, 1995 and 1994, and performed a limited review of the accounts as of March 31, 1997, 1996 and 1995.

    We have audited the SCBE balance sheets (not included separately herein) of SCBE as of December 31, 1996, 1995 and 1994, and the related statements of income, shareholders' equity and cash flows (not included separately herein) for the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management.
    Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards in France which are generally the same as those in the United States.
    Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our provide a reasonable basis for our opinion.


In our opinion, the financial statement referred to above present fairly, in all material respects, the financial position of SCBE at December 31, 1996, 1995 and 1994, and the results of its operations and its cash flows for the years in the period ended December
31, 1996 in conformity with generally accepted accounting principles in France.

/s/  SEGEC AUDIT


Strasbourg, FRANCE, FRANCE

May 22,1997